Exhibit 99.2

™Trademark of Trinseo PLC or its affiliates Fourth Quarter 2021 Financial Results & 2022 OutlookFebruary 8, 2022

Introductions & Disclosure Rules

TRINSEO

Introductions

- **Frank Bozich, President & CEO**
- **David Stasse, Executive Vice President & CFO**
- **Andy Myers, Director of Investor Relations**

Disclosure Rules

Cautionary Note on Forward-Looking Statements. *This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management's evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, our ability to successfully execute our transformation strategy and business strategy; our ability to integrate acquired businesses; global supply chain volatility and increased costs or disruption in the supply of raw materials; increased energy costs or costs for transportation of our products; the nature of investment opportunities presented to the Company from time to time; or obtain necessary regulatory approvals, and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.*

This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US ("GAAP") including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release.

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Summary

TRINSEO

Q4 2021 Results	• Solid earnings, but impacted by higher costs in utilities and raw materials, a styrene production outage, and lower volume caused by supply chain disruptions • Tight supply, commercial excellence actions and healthy demand in applications like construction and appliances led to strong margins for many products including ABS and polystyrene
Cash Generation & Liquidity	• Q4 cash from operations of $214 million led to Free Cash Flow* of $159 million; included a working capital release of $116 million • Synthetic Rubber sale completed in December with $400 million of proceeds received • Repurchased 970 thousand shares for $50 million during Q4 • Ended 2021 with $573 million of cash on hand
2022 Outlook	• Net income from continuing operations of $294 million to $332 million with Adjusted EBITDA* of $700 million to $750 million • Cash from operations of $530 million to $580 million and Free Cash Flow* of $350 million to $400 million
Key Initiatives	• Formal sales process to divest styrenics businesses underway– scope expected to include Feedstocks, Polystyrene and 50% share of Americas Styrenics • Integrating acquired businesses; on schedule for delivery of year one cost synergies, total synergy pipeline greater than anticipated • Acquisition of plastics recycler Heathland closed in January 2022

*See Appendix for a reconciliation of non-GAAP measures.

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2021 Highlights

TRINSEO

Acting on Transformation Strategy…

- Completed acquisition of PMMA business in May and Aristech Surfaces in September
- $60 million of cost synergies on schedule with numerous additional top line synergy opportunities identified
- Completed divestiture of Synthetic Rubber business in December
- Announced intention to divest styrenics businesses
- 21% annual volume growth in CASE applications in Latex Binders

With a Focus on Sustainability…

- Announced acquisition of plastics collector & recycler Heathland B.V. in December (closed in January 2022)
- Collaboration announced with BASF to further recycled styrene use
- Began selling recycled polystyrene products into food contact applications
- 73% of eligible groups were awarded Triple Zero Award - no injuries, spills or process safety incidents
- Sales of post-consumer recycled PC compounds grew >50% in 2021 vs. 2020
- Received a 2021 MSCI ESG rating of "AA"

While Delivering Record Earnings & Strong Cash Generation

- Net Income from Continuing Operations of $280 million and Adjusted EBITDA* of $729 million
- $453 million Cash from Operations leading to Free Cash Flow* of $329 million
- De-leveraging following acquisitions ahead of schedule with 2021 year-end net leverage ratio in the low-two times range pro forma for a full year of acquired businesses and removing divested businesses
- Re-instituted share buybacks via up to $200 million program authorization; $50 million re-purchased during Q4
- Increased quarterly dividend per share from $0.08 to $0.32

*See Appendix for a reconciliation of non-GAAP measures.

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Heathland Acquisition •Heathland B.V. acquisition announced in December and closed in January •Based in the Netherlands and a leading collector and recycler of post-consumer (PCR) and post-industrial (PIR) plastic waste in Europe•Focus on converting PMMA, polycarbonate, ABS, polystyrene and other thermoplastic waste•Trinseo was largest customer leading up to acquisition•Will enable increased offerings in sustainable solutions by providing recycled feedstocks along with mechanical and chemical recycling processes5

Trinseo Q4 2021 Financial Results*

TRINSEO

Net Sales & Net Income ($MM)



Q4'21
Q4'20
$1,298
$768
$1
$66
Net Sales
Net Income

Net Sales

Vol	Price	FX	Portfolio	Total
(3%)	47%	(1%)	26%	69%

EPS ($)



Q4'21
Q4'20
$0.04
$1.70
$0.83
$1.79
Diluted EPS
Adj EPS**

Adjusted EBITDA** ($MM)



$133
$130
Q4'21
Q4'20

- Net Income* $65 million lower due to additional depreciation and amortization from our recent acquisitions as well as transaction-related costs
- Adjusted EBITDA** slightly higher as contributions from acquired businesses were mostly offset by higher costs, including utilities from a sharp increase in Europe natural gas costs, negative net timing variance and a styrene production outage in Terneuzen caused by an upstream force majeure
- While customer demand remains strong for many of our applications, supply chain disruptions and customer production issues caused volume headwinds during the quarter particularly in automotive and wellness applications

*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

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7Engineered Materials •Majority of Net Sales and Adj EBITDA increase attributed to acquisitions of PMMA business and Aristech Surfaces•Q4 below expectations from $15 million of higher natural gas costs with the remainder from higher raw material and freight costs•Including acquisitions, on a like-for-like basis, Q4 sales volume decreased 4% as higher sales to consumer electronics applications were more than offset by lower sales to automotive applications due to supply chain constraints $277$60Q4'21Q4'20Net Sales ($MM) $26$12Q4'21Q4'20Adjusted EBITDA ($MM) 5816Q4'21Q4'20Volume (kt) VolPriceFXPortfolioTotal7%26%(1%)334%366%

8Latex Binders •Higher price from the passthrough of higher raw material costs and pricing actions•Unit variable margins were 3% higher year-over-year but EBITDA as a percentage of sales was lower due to raw material pass through•21% increase in sales volume to CASE applications during 2021 attributed to market growth in construction applications along with new business wins $306$200 Q4'21 Q4'20 Net Sales ($MM) $20$21 Q4'21 Q4'20 Adjusted EBITDA ($MM) 135131Q4'21Q4'20Volume (kt) VolPriceFXTotal10%44%(1%)53%

9Base Plastics •Higher earnings as lower volumes to automotive applications were more than offset by stronger margins, particularly in ABS, from tight supply caused by competitor production issues and higher freight rates limiting imports into Europe•Higher price from the passthrough of higher raw material cost and commercial excellence•Volume headwinds for compounding products as automotive applications faced pressure from supply chain and production challenges, including a shortage in semiconductors $379$269Q4'21Q4'20Net Sales ($MM) $79$50 Q4'21 Q4'20 Adjusted EBITDA ($MM) 128140 Q4'21 Q4'20 Volume (kt) VolPriceFXTotal(8%)50%(1%)41%

10Polystyrene •Higher price from commercial excellence initiatives and the passthrough of higher raw material costs•Earnings flat as lower volumes in Asia caused by plant maintenance and supply chain disruptions were offset by higher margins in Europe from tight supply and strong demand•Sales of recycled polystyrene for food contact applications continue; margins 2x to 3x standard grades with plans to increase volume $264$193Q4'21Q4'20Net Sales ($MM) $33$33Q4'21Q4'20Adjusted EBITDA ($MM) 145160Q4'21Q4'20Volume (kt) VolPriceFXTotal(11%)47%0%37%

11Feedstocks & Americas Styrenics Sharp increase in natural gas prices and increased spot styrene purchases from Terneuzenoutage negatively impacted margins ($25)$14 Q4'21Q4'20Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $22$25Q4'21Q4'20Adjusted EBITDA ($MM) Similar earnings to prior year

12Q1 & FY 2022 Earnings Guidance Full Year 2022 •Net income from continuing operations of $294 million to $332 million•Adjusted EBITDA* of $700 million to $750 million First Quarter 2022 •Engineered Materials –Significant sequential improvement as impact from higher Q4 costs are mitigated from pricing actions already taken and seasonally higher volumes•Latex Binders –Sequential improvement from pricing actions and higher volumes, including CASE, following Q4 seasonality•Base Plastics –Sequentially similar as lower ABS margins from increased supply offset higher volume mainly from automotive applications•Polystyrene –Profitability returning to mid-2021 range as Q4 planned maintenance ends•Feedstocks –Small sequential improvement as natural gas prices decrease•Americas Styrenics –Sequentially lower from turnaround at St. James styrene monomer plant*For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2022.

13FY 2022 Cash Flow GuidanceCash from Operations of $530 million to $580 millionFree Cash Flow* of $350 million to $400 million•Capital Expenditures: $180 million -includes $70 million for ERP implementation and continued upgrade of plant control rooms•Cash Interest: $85 million •Cash Taxes: $115 million (includes $25 million paid for gain on Synthetic Rubber sale)•Turnarounds: $15 million•Americas Styrenicsdividend expected to be in line with earnings contribution•Expect favorable impact in working capital*See Appendix for a reconciliation of non-GAAP measures

Appendix

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	2019	2020	2021
Engineered Materials	12	13	14	15	12	10	13	16	16	43	53	58	53	51	170
Latex Binders	126	128	133	129	135	115	133	131	137	139	141	135	516	514	553
Base Plastics	152	145	136	141	131	101	139	140	143	142	135	128	575	511	548
Polystyrene	174	149	151	144	152	171	163	160	163	150	154	145	619	645	612
Feedstocks	88	66	86	89	72	50	59	66	65	54	49	55	329	247	223
Trade Volume (kt)	**552**	**502**	**519**	**518**	**502**	**447**	**507**	**513**	**525**	**528**	**532**	**521**	**2,091**	**1,968**	**2,106**
Engineered Materials	49	51	53	56	48	38	50	60	66	181	231	277	210	195	755
Latex Binders	224	230	230	219	219	165	183	200	251	311	316	306	903	767	1,183
Base Plastics	320	296	272	268	257	151	240	269	329	397	393	379	1,156	918	1,498
Polystyrene	228	207	198	176	183	156	167	193	267	313	275	264	809	699	1,119
Feedstocks	78	65	75	78	56	24	39	47	73	71	55	73	296	166	272
Net Sales	**900**	**849**	**827**	**798**	**763**	**534**	**679**	**768**	**986**	**1,274**	**1,269**	**1,298**	**3,374**	**2,745**	**4,827**
Engineered Materials	5	7	9	10	8	5	9	12	8	28	33	26	31	35	95
Latex Binders	16	20	20	21	21	16	19	21	17	32	37	20	77	77	106
Base Plastics	30	26	26	17	27	(12)	40	50	65	82	88	79	99	106	314
Polystyrene	17	16	16	6	11	15	20	33	47	51	51	33	54	79	183
Feedstocks	17	(1)	(0)	(10)	(17)	(4)	10	14	46	40	(28)	(25)	6	3	34
Americas Styrenics	32	40	26	21	10	14	18	25	23	30	17	22	119	67	93
Corporate	(26)	(21)	(19)	(20)	(22)	(17)	(16)	(26)	(22)	(24)	(25)	(24)	(85)	(82)	(96)
Adjusted EBITDA*	**91**	**87**	**78**	**45**	**38**	**17**	**101**	**130**	**184**	**239**	**173**	**133**	**301**	**285**	**729**
Adj EBITDA Variance Analysis															
<u>Net Timing** Impacts - Fav/(Unfav)</u>															
Engineered Materials	(0)	(0)	(0)	(0)	(0)	(1)	0	1	1	1	(0)	0	(1)	0	2
Latex Binders	(0)	(1)	1	1	(3)	(2)	(1)	0	(16)	3	2	(2)	1	(5)	(13)
Base Plastics	(0)	0	0	(0)	(1)	(15)	2	3	5	(1)	(1)	8	0	(11)	11
Polystyrene	2	(0)	2	(3)	(4)	(3)	1	6	5	1	0	1	0	(1)	6
Feedstocks	3	1	4	(5)	(7)	(8)	2	15	14	0	(2)	1	3	1	13
Net Timing Impacts - Fav/(Unfav)**	**4**	**0**	**8**	**(8)**	**(15)**	**(28)**	**3**	**25**	**8**	**5**	**(1)**	**7**	**4**	**(16)**	**19**

*See this Appendix for a reconciliation of non-GAAP measures

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

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US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	2019	2020	2021
Net Income (Loss)	35.8	28.0	22.5	5.7	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	92.0	7.9	440.0
Net Income (Loss) from discontinued operations	0.5	3.7	(0.6)	1.3	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	4.9	(54.8)	160.4
Net Income (Loss) from continuing operations	35.3	24.3	23.1	4.4	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	87.1	62.7	279.6
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	39.3	43.6	79.4
Provision for (benefit from) income taxes	11.2	14.9	9.8	(23.2)	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	12.7	42.7	70.9
Depreciation and amortization	22.7	23.8	21.9	23.1	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	91.5	92.6	167.5
EBITDA	79.4	72.9	64.1	14.3	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	230.6	241.6	597.4
Other items	11.0	14.1	13.3	16.9	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	55.4	25.5	19.5
Restructuring and other charges	0.4	(0.3)	0.2	16.5	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	16.8	5.6	9.0
Net gain on disposition of businesses and assets	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.7)	(0.4)	(0.6)
Acquisition transaction and integration net costs	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	(0.9)	9.1	75.3
Acquisition purchase price hedge loss (gain)	-	-	-	-	-	-	-	(7.3)	55.0	(33.0)	-	-	-	(7.3)	22.0
Asset impairment charges or write-offs	-	-	-	-	10.3	-	-	0.7	-	1.8	1.2	3.8	-	11.0	6.8
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	301.2	285.1	729.4
Adjusted EBITDA to Adjusted Net Income															
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	301.2	285.1	729.4
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	39.3	43.6	79.4
Provision for (benefit from) income taxes - Adjusted	13.1	18.2	20.2	1.2	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	52.7	44.9	108.7
Depreciation and amortization - Adjusted	22.2	22.3	20.8	22.7	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	88.0	90.1	159.3
Adjusted Net Income	45.1	37.0	27.9	11.1	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	121.2	106.5	382.0
Wtd Avg Shares - Diluted (000)	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*40,710*	*38,581*	*39,573*
Adjusted EPS - Diluted ($)	*1.08*	*0.90*	*0.69*	*0.28*	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.98*	*2.76*	*9.65*
Adjustments by Statement of Operations Caption															
Cost of sales	-	-	-	*0.4*	-	-	-	-	-	*10.1*	*3.5*	*3.5*	*0.4*	*0.0*	*17.1*
SG&A and Impairment Charges	*11.4*	*14.5*	*14.1*	*33.3*	*30.9*	*8.4*	*1.5*	*10.4*	*8.4*	*41.5*	*14.7*	*27.0*	*73.4*	*51.2*	*91.6*
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	*(7.3)*	*22.0*
Other expense (income), net	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(3.2)*	*(0.4)*	*1.4*
Total EBITDA Adjustments	*11.2*	*14.5*	*14.1*	*30.7*	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*70.6*	*43.5*	*132.1*
Free Cash Flow Reconciliation															
Cash provided by (used in) operating activities	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	322.5	255.4	452.7
Capital expenditures	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(110.1)	(82.3)	(123.5)
Free Cash Flow	128.2	58.2	17.3	8.7	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	212.4	173.1	329.2

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2022. Totals may not sum due to rounding.

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US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Year Ended Dec 31, 2022
Adjusted EBITDA	700 - 750
Interest expense, net	(93)
Provision for income taxes	(93) - (105)
Depreciation and amortization	(220)
Reconciling items to Adjusted EBITDA(1)	0
Net Income from continuing operations	**294 - 332**
Reconciling items to Adjusted Net Income(1)	0
Adjusted Net Income	**294 - 332**
Weighted avg shares - diluted (MM)	39.5
EPS - diluted ($)	7.45 - 8.32
Adjusted EPS ($)	7.45 - 8.32

Cash Outlook

	Year Ended Dec 31, 2022
Cash From Operations	530 - 580
Capex	(180)
Free Cash Flow	**350 - 400**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income during 2022 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2022. Totals may not sum due to rounding.

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